UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2016

GI DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55195	84-1621425
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Hartwell Avenue

Lexington, MA 02421

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (781) 357-3300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On June 17, 2016, GI Dynamics, Inc. (the “Company”) dismissed Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm effective as of such date.

On and effective as of that same date, the Company engaged Moody, Famiglietti & Andronico, LLP (“MFA”), as approved by the audit committee of the Board of Directors of the Company, as the Company’s independent registered public accounting firm.

The audit report of EY on the Company’s consolidated financial statements for the fiscal year ended December 31, 2015 contained an explanatory paragraph which noted that there was substantial doubt about the Company’s ability to continue as a going concern. Otherwise, the audit reports of EY on the Company’s consolidated financial statements for the fiscal years ended December 31, 2015 and 2014 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2015 and 2014 and during the subsequent interim period prior to the date of this Current Report on Form 8-K, there have been no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused it to make reference to the subject matter thereof in connection with its reports on the Company’s consolidated financial statements for such periods.

During the Company’s two most recent fiscal years and any subsequent interim period prior to the date of this Current Report on Form 8-K, neither the Company nor anyone acting on its behalf consulted MFA regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by MFA that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.

The Company has provided EY with a copy of this Current Report on Form 8-K prior to the filing hereof and has requested that EY furnish to the Company a letter addressed to the Securities and Exchange Commission stating whether EY agrees with the statements made by the Company concerning EY in this Current Report on Form 8-K. EY has furnished such letter, dated June 20, 2016, which letter is filed as Exhibit 16.1 hereto, as required by Item 304(a)(3) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

See Exhibit Index attached hereto, which is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GI DYNAMICS, INC.

Dated: June 20, 2016	/s/ James Murphy
James Murphy
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated June 20, 2016.